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                                                                   EXHIBIT 10.35

NABI
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                                           5800 PARK OF COMMERCE BOULEVARD, N.W.
                                                            BOCA RATON, FL 33487

                        EFFECTIVE AS OF DECEMBER 11, 2000

Mr. David J. Gury
2360 N.W. 43rd Street
Boca Raton, FL 33431


Dear Dave:

         Reference is made to the letter agreement dated September 18, 1998 between you and the undersigned pursuant to which you will receive compensation and other benefits under certain circumstances in the event of a Change of Control as defined in such agreement (the Change of Control Severance Agreement).

         This will confirm that Section 2(d) of the Change of Control Severance Agreement is hereby amended to replace the words "Seventy-five percent (75%)" with the words "One Hundred Percent (100%)". In all other respects, the Change of Control Severance Agreement shall remain in full force and effect.

                               Very truly yours,

                               Nabi

                               By /s/ THOMAS H. MCLAIN
                                  ---------------------------------
                                    Name: Thomas H. McLain
                                    Title: Sr. VP Corporate Services and CFO

Agreed:


/s/ DAVID J. GURY
-------------------------
Name:  David J. Gury
Title:  President and CEO